UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2026

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310, 2001 Route 46, Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 20, 2026, the Company held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The following proposals were voted on and approved by the Company’s stockholders at the 2026 Annual Meeting with the stockholders having voted as set forth below.

I.	Proposal to approve Amended and Restated Certificate of Incorporation.

For	Against	Abstain	Broker Non-Vote
24,981,181	246,552	3,625	1,347,136

II.	Proposal to grant the Board of Directors of the Company (the “Board”) discretionary authority to amend the Certificate of Incorporation to effect a reverse stock split of Common Stock at a ratio in the range from one-for-two to one-for ten with the exact ratio, if any, to be determined by the Board, but not later than one year after stockholder approval thereof.

For	Against	Abstain	Broker Non-Vote
26,180,980	397,262	252	0

III.	Proposal to approve the Company’s 2026 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
24,887,762	339,193	4,403	1,347,136

IV.	Proposal to approve the Company’s 2026 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
24,580,773	648,533	2,052	1,347,136

V.	Proposal to elect five director nominees who will serve until the 2027 annual meeting or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Vote

Vijay Aggarwal	25,093,904	0	137,454	1,347,136
Thomas W. Burnell	25,095,783	0	135,575	1,347,136
Joseph D. Keegan, Ph.D.	24,422,783	0	808,575	1,347,136
Fortunato Ron Rocca	24,422,706	0	808,652	1,347,136
Stephen J. Sullivan	24,422,713	0	808,645	1,347,136

VI.	Proposal to approve a non-binding advisory vote on a resolution approving the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
24,952,970	249,460	28,928	1,347,136

VII.	Proposal to ratify the appointment of EisnerAmper, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
26,442,760	134,660	1,074	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date August 20, 2026